UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of new Principal Operating Officer

On January 8, 2023, Hyzon Motors Inc. (the “Company”) announced the appointment of John Edgley as President of International Operations. In his new role, Mr. Edgley will be responsible for product development, strategy, operations, and vehicle production for the Company’s European, Australian, and New Zealand markets. Mr. Edgley’s annual base salary will be Australian dollars 555,000 (approximately $382,000 in USD). He will also be entitled to an annual bonus which will depend on attainment of certain company and personal key performance indicators.

Mr. Edgley, age 53, has served as Managing Director of the Company’s wholly owned subsidiary, Hyzon Motors Australia Pty Ltd. ("Hyzon Australia") since July 2021, where he will continue in this role in addition to his new responsibilities. Prior to joining Hyzon Australia, Mr. Edgley served as Chief Investment Officer for SHL Holdings in the firm's Melbourne, Australia offices from December 2019 to July 2021, focusing on various large infrastructure projects. Prior to this role, Mr. Edgley served for over a decade as an independent strategic advisor in private equity.

The foregoing summary of the terms and conditions of the Mr. Edgley’s appointment and responsibilities do not purport to be complete, and they are qualified in their entirety by reference to the complete text of his employment agreement as modified by that certain letter agreement, copies of which are filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 11, 2023, the Company issued a press release announcing the appointment of a new Principal Operating Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement dated July 1, 2021, together with Letter Agreement dated January 8, 2023.
99.1	Press Release, dated January 11, 2023, issued by the company.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: January 11, 2023	By:	/s/ Samuel Chong
	Name:	Samuel Chong
	Title:	Chief Financial Officer